Inventories (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Inventory Disclosure [Abstract]
Impact on Net income of liquidations		$ 196	$ 169
Inventories
Percentage of total inventories on LIFO	78.00%	76.00%	75.00%
Excess of FIFO over LIFO	$ 251,060	$ 331,867	$ 337,214
Increase in net income due to LIFO	$ 49,658	$ 3,230	$ 12,299
Increase in net income per common share due to LIFO (in dollars per share)	$ 0.53	$ 0.03	$ 0.12